Exhibit No. 99

                            Global Structured Finance

                                    BAFC 05-C
                            Group 1B - Non-Conforming

                               Apr 27, 2005 18:34

1. General Pool Characteristics

Pool Size: $136,177,062.85
Total Orig. Bal.: $136,192,010.00
Loan Count: 251
Cutoff Date: 2005-04-01
Avg. Cut-Off Balance: $542,538.10
Avg. Orig. Balance: $542,597.65
% Conforming: 0.00%
W.A. FICO: 695
W.A. Orig. LTV: 76.55%
W.A. Cut-Off LTV: 76.54%
Earliest Orig. Date: 2004-11-01
Latest Maturity Date: 2035-04-01
W.A. Gross Coupon: 6.4880%
W.A. Net Coupon: 6.2335%
W.A. Servicing Fee: 0.2500%
W.A. Master Servicing Fee:
W.A. Administrative Fee: 0.2545%
W.A. Pass-Through Rate: 6.2335%
W.A. Orig. Term: 360.0 months
W.A. Rem. Term: 359.4 months
W.A. Age: 0.6 months
% OLTV over 80: 7.11%
% OLTV over 95: 0.00%
% OLTV over 100: 0.00%
% with PMI: 7.11%
% OLTV over 80 with Required PMI: 100.00%
W.A. MI Coverage: 23.86%
W.A. MI Adjusted COLTV: 75.02%
% Piggybacks: 41.40%
% Interest Only: 90.55%
% with Prepay Penalty: 21.04%
% with Buy Downs: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.47%
W.A. Roll Term: 38.6 months
W.A. Margin: 2.749%
W.A. Initial Cap (ARMs): 5.000%
W.A. Interim Cap (ARMs): 1.000%
W.A. Life Cap (ARMs): 5.868%
W.A. Ceiling (ARMs): 12.356%
W.A. Floor (ARMs): 2.751%

2. Cut-Off Balance

Cut-Off Balance                                   Percent
-----------------------------------------------------------
350,001 - 400,000                                   15.00%
400,001 - 450,000                                   13.40
450,001 - 500,000                                   18.86
500,001 - 550,000                                    6.16
550,001 - 600,000                                    8.93
600,001 - 650,000                                   12.12
650,001 - 700,000                                    3.53
700,001 - 750,000                                    3.76
750,001 - 800,000                                    1.73
850,001 - 900,000                                    2.58
900,001 - 950,000                                    2.05
950,001 - 1,000,000                                  5.78
1,150,001 - 1,200,000                                0.88
1,200,001 - 1,250,000                                0.91
1,300,001 - 1,350,000                                1.95
1,450,001 - 1,500,000                                1.10
>= 1,500,001                                         1.23
-----------------------------------------------------------
Total:                                             100.00%

Average: $542,538.10
Lowest: $360,000.00
Highest: $1,680,000.00

3. Original Balance

Original Balance                                  Percent
-----------------------------------------------------------
350,001 - 400,000                                   15.00%
400,001 - 450,000                                   13.40
450,001 - 500,000                                   18.86
500,001 - 550,000                                    6.16
550,001 - 600,000                                    8.93
600,001 - 650,000                                   12.12
650,001 - 700,000                                    3.53
700,001 - 750,000                                    3.76
750,001 - 800,000                                    1.73
850,001 - 900,000                                    2.58
900,001 - 950,000                                    2.05
950,001 - 1,000,000                                  5.78
1,150,001 - 1,200,000                                0.88
1,200,001 - 1,250,000                                0.91
1,300,001 - 1,350,000                                1.95
1,450,001 - 1,500,000                                1.10
>= 1,500,001                                         1.23
-----------------------------------------------------------
Total:                                             100.00%

Average: $542,597.65
Lowest: $360,000.00
Highest: $1,680,000.00

4. Coupon

Coupon                                            Percent
-----------------------------------------------------------
5.250                                                0.28%
5.375                                                0.29
5.500                                                0.80
5.625                                                0.36
5.750                                                1.72
5.875                                                9.10
6.000                                                5.86
6.125                                                6.75
6.250                                               10.87
6.375                                               14.47
6.500                                                8.06
6.625                                                9.65
6.750                                                8.90
6.875                                                7.71
7.000                                                5.73
7.125                                                2.36
7.250                                                3.10
7.375                                                1.58
7.500                                                0.91
7.750                                                0.35
7.875                                                0.43
8.000                                                0.27
8.375                                                0.46
-----------------------------------------------------------
Total:                                             100.00%

W.A.: 6.488
Lowest: 5.250
Highest: 8.375

5. Credit Score

Credit Score                                      Percent
-----------------------------------------------------------
800 - 849                                            0.96%
750 - 799                                           14.29
700 - 749                                           23.27
650 - 699                                           51.86
600 - 649                                            9.63
-----------------------------------------------------------
Total:                                             100.00%

W.A.: 695
Lowest: 625
Highest: 805

6. Product Type

Product Type                                      Percent
-----------------------------------------------------------
3/27 IO 6 MO LIBOR                                  79.10%
5/25 IO 6 MO LIBOR                                  11.12
3/27 6 MO LIBOR                                      7.73
5/25 6 MO LIBOR                                      1.72
7/23 IO 6 MO LIBOR                                   0.33
-----------------------------------------------------------
Total:                                             100.00%

7. Index

Index                                             Percent
-----------------------------------------------------------
6 MO LIBOR                                         100.00%
-----------------------------------------------------------
Total:                                             100.00%

8. Lien Position

Lien Position                                     Percent
-----------------------------------------------------------
1                                                  100.00%
-----------------------------------------------------------
Total:                                             100.00%

9. Loan Purpose

Loan Purpose                                      Percent
-----------------------------------------------------------
Purchase                                            55.95%
C/O Refi                                            29.96
R/T Refi                                            14.08
-----------------------------------------------------------
Total:                                             100.00%

10. Property Type

Property Type                                     Percent
-----------------------------------------------------------
SFR                                                 66.26%
PUD Detached                                        14.09
2-Family                                             5.25
Condo - Low                                          3.75
SFR-Attached                                         2.62
Condo - High                                         2.51
3-Family                                             1.81
PUD Attached                                         1.08
Cooperative                                          1.03
Condo - Mid                                          1.02
4-Family                                             0.59
-----------------------------------------------------------
Total:                                             100.00%

11. State

State                                             Percent
-----------------------------------------------------------
California                                          51.10%
New York                                            11.19
Florida                                              4.47
Virginia                                             4.34
Washington                                           3.78
Other                                               25.13
-----------------------------------------------------------
Total:                                             100.00%

12. California

California                                        Percent
-----------------------------------------------------------
Northern                                            61.21%
Southern                                            38.79
-----------------------------------------------------------
Total:                                             100.00%

13. Zip Code

Zip Code                                          Percent
-----------------------------------------------------------
02482                                                1.47%
11937                                                1.35
77024                                                1.26
94010                                                1.23
94539                                                1.14
Other                                               93.55
-----------------------------------------------------------
Total:                                             100.00%

14. Occupancy Status

Occupancy Status                                  Percent
-----------------------------------------------------------
Primary                                             81.36%
Investment                                          16.76
Secondary                                            1.88
-----------------------------------------------------------
Total:                                             100.00%

15. Documentation

Documentation                                     Percent
-----------------------------------------------------------
Stated Income                                       75.66%
Full                                                10.18
Stated Income/Stated Asset                           6.69
No Doc                                               3.85
NID - No Income Disclosure                           3.32
NID/NED                                              0.29
-----------------------------------------------------------
Total:                                             100.00%

16. Original LTV

Original LTV                                      Percent
-----------------------------------------------------------
35.01 - 40.00                                        0.53%
40.01 - 45.00                                        0.84
45.01 - 50.00                                        0.39
50.01 - 55.00                                        0.88
55.01 - 60.00                                        0.64
60.01 - 65.00                                        3.73
65.01 - 70.00                                       13.33
70.01 - 75.00                                       12.90
75.01 - 80.00                                       59.64
80.01 - 85.00                                        1.42
85.01 - 90.00                                        5.11
90.01 - 95.00                                        0.59
-----------------------------------------------------------
Total:                                             100.00%

W.A.: 76.55%
Lowest: 35.41%
Highest: 95.00%

17. Cut-Off LTV

Cut-Off LTV                                       Percent
-----------------------------------------------------------
35.01 - 40.00                                        0.53%
40.01 - 45.00                                        0.84
45.01 - 50.00                                        0.39
50.01 - 55.00                                        0.88
55.01 - 60.00                                        0.64
60.01 - 65.00                                        3.73
65.01 - 70.00                                       13.33
70.01 - 75.00                                       12.90
75.01 - 80.00                                       59.64
80.01 - 85.00                                        1.42
85.01 - 90.00                                        5.11
90.01 - 95.00                                        0.59
-----------------------------------------------------------
Total:                                             100.00%

W.A.: 76.54%
Lowest: 35.41%
Highest: 95.00%

18. MI Provider

MI Provider                                       Percent
-----------------------------------------------------------
NONE                                                92.89%
PMIC                                                 4.68
RGIC                                                 2.43
-----------------------------------------------------------
Total:                                             100.00%

19. Appraisal Method

Appraisal Method                                  Percent
-----------------------------------------------------------
1025(2-4unit) 2unit                                  0.36%
1025(2-4unit): 2w/216                                4.89
1025(2-4unit): 3w/216                                1.81
1073 (condo)                                         3.90
1073-condo w/216&1007                                2.08
1075 (coop)                                          1.03
F1004 w/ 216 & 1007                                  9.48
F1004 Full                                          75.81
F2055-interior                                       0.28
F704-Drive by                                        0.37
-----------------------------------------------------------
Total:                                             100.00%

20. Debt-to-Income

Debt-to-Income                                    Percent
-----------------------------------------------------------
<= 0.00                                              7.47%
15.01 - 20.00                                        1.54
20.01 - 25.00                                        5.25
25.01 - 30.00                                        7.82
30.01 - 35.00                                       20.61
35.01 - 40.00                                       39.13
40.01 - 45.00                                       15.19
45.01 - 50.00                                        3.00
-----------------------------------------------------------
Total:                                             100.00%

W.A.: 35.68%
Lowest: 0.00%
Highest: 49.96%

21. Delinquency*

Delinquency*                                      Percent
-----------------------------------------------------------
0-29 days                                          100.00%
-----------------------------------------------------------
Total:                                             100.00%

* OTS method

22. Original Term

Original Term                                     Percent
-----------------------------------------------------------
360                                                100.00%
-----------------------------------------------------------
Total:                                             100.00%

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

23. Scheduled Remaining Term

Scheduled Remaining Term                          Percent
-----------------------------------------------------------
355 - 360                                          100.00%
-----------------------------------------------------------
Total:                                             100.00%

W.A.: 359.4 months
Lowest: 356 months
Highest: 360 months

24. Cutoff Loan Age

Cutoff Loan Age                                   Percent
-----------------------------------------------------------
0                                                   53.49%
1 - 6                                               46.51
-----------------------------------------------------------
Total:                                             100.00%

W.A.: 0.6 months
Lowest: 0 months
Highest: 4 months

25. Prepay Term

Prepay Term                                       Percent
-----------------------------------------------------------
0                                                   78.96%
12                                                   1.63
36                                                  19.42
-----------------------------------------------------------
Total:                                             100.00%

W.A.: 7.2 months
Lowest: 0 months
Highest: 36 months

26. Gross Margin

Gross Margin                                      Percent
-----------------------------------------------------------
2.250                                                0.29%
2.750                                               99.71
-----------------------------------------------------------
Total:                                             100.00%

W.A.: 2.749%
Lowest: 2.250%
Highest: 2.750%

27. Initial Cap (ARMs)

Initial Cap (ARMs)                                Percent
-----------------------------------------------------------
5.000                                              100.00%
-----------------------------------------------------------
Total:                                             100.00%

W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%

28. Periodic Cap (ARMs)

Periodic Cap (ARMs)                               Percent
-----------------------------------------------------------
1.000                                              100.00%
-----------------------------------------------------------
Total:                                             100.00%

W.A.: 1.000%
Lowest: 1.000%
Highest: 1.000%

29. Maximum Rate (ARMs)

Maximum Rate (ARMs)                               Percent
-----------------------------------------------------------
10.001 - 11.000                                      2.13%
11.001 - 12.000                                     26.18
12.001 - 13.000                                     63.38
13.001 - 14.000                                      7.85
14.001 - 15.000                                      0.46
-----------------------------------------------------------
Total:                                             100.00%

W.A.: 12.356%
Lowest: 10.625%
Highest: 14.375%

30. Minimum Rate (ARMs)

Minimum Rate (ARMs)                               Percent
-----------------------------------------------------------
2.250                                                0.29%
2.750                                               99.25
3.375                                                0.46
-----------------------------------------------------------
Total:                                             100.00%

W.A.: 2.751%
Lowest: 2.250%
Highest: 3.375%

31. Term to Roll (ARMs)

Term to Roll (ARMs)                               Percent
-----------------------------------------------------------
31 - 36                                             86.82%
55 - 60                                             12.84
79 - 84                                              0.33
-----------------------------------------------------------
Total:                                             100.00%

W.A.: 38.6 months
Lowest: 32 months
Highest: 84 months

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the
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this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                    BAFC 05-C
                                 Group 1 - Total

                               Apr 27, 2005 18:35

1. General Pool Characteristics

Pool Size: $495,361,118.59
Total Orig. Bal.: $495,434,294.00
Loan Count: 2,181
Cutoff Date: 2005-04-01
Avg. Cut-Off Balance: $227,125.68
Avg. Orig. Balance: $227,159.24
% Conforming: 72.51%
W.A. FICO: 705
W.A. Orig. LTV: 77.94%
W.A. Cut-Off LTV: 77.92%
Earliest Orig. Date: 2002-02-15
Latest Maturity Date: 2035-04-01
W.A. Gross Coupon: 6.3996%
W.A. Net Coupon: 6.1451%
W.A. Servicing Fee: 0.2500%
W.A. Master Servicing Fee:
W.A. Administrative Fee: 0.2545%
W.A. Pass-Through Rate: 6.1451%
W.A. Orig. Term: 360.0 months
W.A. Rem. Term: 359.4 months
W.A. Age: 0.6 months
% OLTV over 80: 5.31%
% OLTV over 95: 0.00%
% OLTV over 100: 0.00%
% with PMI: 5.31%
% OLTV over 80 with Required PMI: 100.00%
W.A. MI Coverage: 24.81%
W.A. MI Adjusted COLTV: 76.73%
% Piggybacks: 40.67%
% Interest Only: 87.57%
% with Prepay Penalty: 34.74%
% with Buy Downs: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.48%
W.A. Roll Term: 39.7 months
W.A. Margin: 2.750%
W.A. Initial Cap (ARMs): 5.000%
W.A. Interim Cap (ARMs): 1.000%
W.A. Life Cap (ARMs): 5.835%
W.A. Ceiling (ARMs): 12.234%
W.A. Floor (ARMs): 2.752%

2. Cut-Off Balance

Cut-Off Balance                                   Percent
-----------------------------------------------------------
<= 50,000                                            0.39%
50,001 - 100,000                                     4.74
100,001 - 150,000                                   11.38
150,001 - 200,000                                   14.13
200,001 - 250,000                                   13.33
250,001 - 300,000                                   12.08
300,001 - 350,000                                    8.28
350,001 - 400,000                                    7.80
400,001 - 450,000                                    5.84
450,001 - 500,000                                    6.14
500,001 - 550,000                                    2.22
550,001 - 600,000                                    2.69
600,001 - 650,000                                    3.84
650,001 - 700,000                                    1.10
700,001 - 750,000                                    1.03
750,001 - 800,000                                    0.48
850,001 - 900,000                                    0.71
900,001 - 950,000                                    0.56
950,001 - 1,000,000                                  1.59
1,150,001 - 1,200,000                                0.24
1,200,001 - 1,250,000                                0.25
1,300,001 - 1,350,000                                0.54
1,450,001 - 1,500,000                                0.30
>= 1,500,001                                         0.34
-----------------------------------------------------------
Total:                                             100.00%

Average: $227,125.68
Lowest: $18,000.00
Highest: $1,680,000.00

3. Original Balance

Original Balance                                  Percent
-----------------------------------------------------------
<= 50,000                                            0.39%
50,001 - 100,000                                     4.74
100,001 - 150,000                                   11.38
150,001 - 200,000                                   14.13
200,001 - 250,000                                   13.33
250,001 - 300,000                                   12.08
300,001 - 350,000                                    8.28
350,001 - 400,000                                    7.80
400,001 - 450,000                                    5.84
450,001 - 500,000                                    6.14
500,001 - 550,000                                    2.22
550,001 - 600,000                                    2.69
600,001 - 650,000                                    3.84
650,001 - 700,000                                    1.10
700,001 - 750,000                                    1.03
750,001 - 800,000                                    0.48
850,001 - 900,000                                    0.71
900,001 - 950,000                                    0.56
950,001 - 1,000,000                                  1.59
1,150,001 - 1,200,000                                0.24
1,200,001 - 1,250,000                                0.25
1,300,001 - 1,350,000                                0.54
1,450,001 - 1,500,000                                0.30
>= 1,500,001                                         0.34
-----------------------------------------------------------
Total:                                             100.00%

Average: $227,159.24
Lowest: $18,000.00
Highest: $1,680,000.00

4. Coupon

Coupon                                            Percent
-----------------------------------------------------------
4.875                                                0.06%
5.000                                                0.03
5.125                                                0.43
5.250                                                0.47
5.375                                                0.93
5.500                                                1.64
5.625                                                2.39
5.750                                                4.63
5.875                                                8.69
6.000                                                6.79
6.125                                                6.42
6.250                                               10.69
6.375                                               10.73
6.500                                               11.01
6.625                                                7.26
6.750                                                8.54
6.875                                                7.34
7.000                                                3.98
7.125                                                2.44
7.250                                                2.17
7.375                                                1.15
7.500                                                0.86
7.625                                                0.07
7.750                                                0.45
7.875                                                0.42
8.000                                                0.12
8.250                                                0.07
8.375                                                0.20
8.625                                                0.03
-----------------------------------------------------------
Total:                                             100.00%

W.A.: 6.400
Lowest: 4.875
Highest: 8.625

5. Credit Score

Credit Score                                      Percent
-----------------------------------------------------------
800 - 849                                            1.08%
750 - 799                                           16.69
700 - 749                                           31.14
650 - 699                                           43.43
600 - 649                                            7.66
-----------------------------------------------------------
Total:                                             100.00%

W.A.: 705
Lowest: 620
Highest: 814

6. Product Type

Product Type                                      Percent
-----------------------------------------------------------
3/27 IO 6 MO LIBOR                                  72.78%
5/25 IO 6 MO LIBOR                                  14.09
3/27 6 MO LIBOR                                     10.68
5/25 6 MO LIBOR                                      1.65
7/23 IO 6 MO LIBOR                                   0.48
10/20 IO 6 MO LIBOR                                  0.21
10/20 6 MO LIBOR                                     0.05
7/23 6 MO LIBOR                                      0.05
-----------------------------------------------------------
Total:                                             100.00%

7. Index

Index                                             Percent
-----------------------------------------------------------
6 MO LIBOR                                         100.00%
-----------------------------------------------------------
Total:                                             100.00%

8. Lien Position

Lien Position                                     Percent
-----------------------------------------------------------
1                                                  100.00%
-----------------------------------------------------------
Total:                                             100.00%

9. Loan Purpose

Loan Purpose                                      Percent
-----------------------------------------------------------
Purchase                                            61.88%
C/O Refi                                            22.30
R/T Refi                                            15.82
-----------------------------------------------------------
Total:                                             100.00%

10. Property Type

Property Type                                     Percent
-----------------------------------------------------------
SFR                                                 51.16%
PUD Detached                                        14.35
Condo - Low                                          8.24
2-Family                                             7.76
4-Family                                             5.28
PUD Attached                                         3.95
3-Family                                             3.86
SFR-Attached                                         2.40
Condo - High                                         1.61
Condo - Mid                                          0.88
Cooperative                                          0.32
Condo - Site                                         0.10
PUD                                                  0.09
-----------------------------------------------------------
Total:                                             100.00%

11. State

State                                             Percent
-----------------------------------------------------------
California                                          28.15%
Arizona                                              6.73
Florida                                              6.69
New York                                             6.57
Illinois                                             4.97
Other                                               46.88
-----------------------------------------------------------
Total:                                             100.00%

12. California

California                                        Percent
-----------------------------------------------------------
Northern                                            56.62%
Southern                                            43.38
-----------------------------------------------------------
Total:                                             100.00%

13. Zip Code

Zip Code                                          Percent
-----------------------------------------------------------
95648                                                0.48%
89129                                                0.47
85242                                                0.44
02482                                                0.40
85029                                                0.39
Other                                               97.82
-----------------------------------------------------------
Total:                                             100.00%

14. Occupancy Status

Occupancy Status                                  Percent
-----------------------------------------------------------
Primary                                             54.25%
Investment                                          43.13
Secondary                                            2.62
-----------------------------------------------------------
Total:                                             100.00%

15. Documentation

Documentation                                     Percent
-----------------------------------------------------------
Stated Income                                       70.35%
Full                                                18.29
Stated Income/Stated Asset                           4.88
No Doc                                               3.59
NID - No Income Disclosure                           1.98
NID/NED                                              0.57
NID/NAD                                              0.34
-----------------------------------------------------------
Total:                                             100.00%

16. Original LTV

Original LTV                                      Percent
-----------------------------------------------------------
20.01 - 25.00                                        0.08%
25.01 - 30.00                                        0.05
30.01 - 35.00                                        0.11
35.01 - 40.00                                        0.22
40.01 - 45.00                                        0.38
45.01 - 50.00                                        0.24
50.01 - 55.00                                        0.51
55.01 - 60.00                                        0.83
60.01 - 65.00                                        2.04
65.01 - 70.00                                        6.78
70.01 - 75.00                                        8.76
75.01 - 80.00                                       74.70
80.01 - 85.00                                        0.86
85.01 - 90.00                                        3.23
90.01 - 95.00                                        1.22
-----------------------------------------------------------
Total:                                             100.00%

W.A.: 77.94%
Lowest: 22.40%
Highest: 95.00%

17. Cut-Off LTV

Cut-Off LTV                                       Percent
-----------------------------------------------------------
20.01 - 25.00                                        0.08%
25.01 - 30.00                                        0.05
30.01 - 35.00                                        0.11
35.01 - 40.00                                        0.22
40.01 - 45.00                                        0.38
45.01 - 50.00                                        0.24
50.01 - 55.00                                        0.51
55.01 - 60.00                                        0.83
60.01 - 65.00                                        2.04
65.01 - 70.00                                        6.78
70.01 - 75.00                                        8.87
75.01 - 80.00                                       74.59
80.01 - 85.00                                        0.86
85.01 - 90.00                                        3.23
90.01 - 95.00                                        1.22
-----------------------------------------------------------
Total:                                             100.00%

W.A.: 77.92%
Lowest: 22.40%
Highest: 95.00%

18. MI Provider

MI Provider                                       Percent
-----------------------------------------------------------
MGIC                                                 0.07%
NONE                                                94.69
PMIC                                                 3.16
RGIC                                                 1.98
UGRIC                                                0.09
-----------------------------------------------------------
Total:                                             100.00%

19. Appraisal Method

Appraisal Method                                  Percent
-----------------------------------------------------------
1025(2-4unit) 2unit                                  0.28%
1025(2-4unit): 2w/216                                6.69
1025(2-4unit): 3w/216                                2.94
1025(2-4unit): 4unit                                 0.06
1025(2-4unit): 4w/216                                4.06
1073 (condo)                                         4.81
1073-condo w/216&1007                                3.85
1075 (coop)                                          0.32
F1004 w/ 216 & 1007                                 28.26
F1004 Full                                          48.38
F2055-exterior                                       0.03
F2055-interior                                       0.13
F704-Drive by                                        0.20
-----------------------------------------------------------
Total:                                             100.00%

20. Debt-to-Income

Debt-to-Income                                    Percent
-----------------------------------------------------------
<= 0.00                                              6.48%
0.01 - 5.00                                          0.23
5.01 - 10.00                                         0.24
10.01 - 15.00                                        1.14
15.01 - 20.00                                        2.50
20.01 - 25.00                                        6.26
25.01 - 30.00                                       10.75
30.01 - 35.00                                       21.95
35.01 - 40.00                                       35.81
40.01 - 45.00                                       11.98
45.01 - 50.00                                        2.63
75.01 - 80.00                                        0.03
-----------------------------------------------------------
Total:                                             100.00%

W.A.: 34.25%
Lowest: 0.00%
Highest: 75.82%

21. Delinquency*

Delinquency*                                      Percent
-----------------------------------------------------------
0-29 days                                          100.00%
-----------------------------------------------------------
Total:                                             100.00%

* OTS method

22. Original Term

Original Term                                     Percent
-----------------------------------------------------------
360                                                100.00%
-----------------------------------------------------------
Total:                                             100.00%

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

23. Scheduled Remaining Term

Scheduled Remaining Term                          Percent
-----------------------------------------------------------
349 - 354                                            0.23%
355 - 360                                           99.77
-----------------------------------------------------------
Total:                                             100.00%

W.A.: 359.4 months
Lowest: 349 months
Highest: 360 months

24. Cutoff Loan Age

Cutoff Loan Age                                   Percent
-----------------------------------------------------------
0                                                   53.21%
1 - 6                                               46.68
7 - 12                                               0.10
-----------------------------------------------------------
Total:                                             100.00%

W.A.: 0.6 months
Lowest: 0 months
Highest: 11 months

25. Prepay Term

Prepay Term                                       Percent
-----------------------------------------------------------
 0                                                  65.26%
12                                                   0.73
24                                                   0.10
30                                                   0.08
36                                                  33.84
-----------------------------------------------------------
Total:                                             100.00%

W.A.: 12.3 months
Lowest: 0 months
Highest: 36 months

26. Gross Margin

Gross Margin                                      Percent
-----------------------------------------------------------
2.250                                                0.20%
2.750                                               99.69
3.000                                                0.05
3.125                                                0.02
5.000                                                0.05
-----------------------------------------------------------
Total:                                             100.00%

W.A.: 2.750%
Lowest: 2.250%
Highest: 5.000%

27. Initial Cap (ARMs)

Initial Cap (ARMs)                                Percent
-----------------------------------------------------------
5.000                                              100.00%
-----------------------------------------------------------
Total:                                             100.00%

W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%

28. Periodic Cap (ARMs)

Periodic Cap (ARMs)                               Percent
-----------------------------------------------------------
1.000                                              100.00%
-----------------------------------------------------------
Total:                                             100.00%

W.A.: 1.000%
Lowest: 1.000%
Highest: 1.000%

29. Maximum Rate (ARMs)

Maximum Rate (ARMs)                               Percent
-----------------------------------------------------------
10.001 - 11.000                                      2.62%
11.001 - 12.000                                     35.74
12.001 - 13.000                                     55.27
13.001 - 14.000                                      6.14
14.001 - 15.000                                      0.23
-----------------------------------------------------------
Total:                                             100.00%

W.A.: 12.234%
Lowest: 10.500%
Highest: 14.375%

30. Minimum Rate (ARMs)

Minimum Rate (ARMs)                               Percent
-----------------------------------------------------------
2.250                                                0.25%
2.750                                               99.20
2.875                                                0.21
3.000                                                0.07
3.125                                                0.02
3.375                                                0.13
3.625                                                0.03
5.000                                                0.05
5.625                                                0.04
-----------------------------------------------------------
Total:                                             100.00%

W.A.: 2.752%
Lowest: 2.250%
Highest: 5.625%

31. Term to Roll (ARMs)

Term to Roll (ARMs)                               Percent
-----------------------------------------------------------
25 - 30                                              0.12%
31 - 36                                             83.34
49 - 54                                              0.11
55 - 60                                             15.63
79 - 84                                              0.53
115 - 120                                            0.26
-----------------------------------------------------------
Total:                                             100.00%

W.A.: 39.7 months
Lowest: 25 months
Highest: 120 months

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                    BAFC 05-C
                              Group 1A - Conforming

                               Apr 27, 2005 18:33

1. General Pool Characteristics

Pool Size: $359,184,055.74
Total Orig. Bal.: $359,242,284.00
Loan Count: 1,930
Cutoff Date: 2005-04-01
Avg. Cut-Off Balance: $186,105.73
Avg. Orig. Balance: $186,135.90
% Conforming: 100.00%
W.A. FICO: 708
W.A. Orig. LTV: 78.46%
W.A. Cut-Off LTV: 78.45%
Earliest Orig. Date: 2002-02-15
Latest Maturity Date: 2035-04-01
W.A. Gross Coupon: 6.3661%
W.A. Net Coupon: 6.1116%
W.A. Servicing Fee: 0.2500%
W.A. Master Servicing Fee:
W.A. Administrative Fee: 0.2545%
W.A. Pass-Through Rate: 6.1116%
W.A. Orig. Term: 360.0 months
W.A. Rem. Term: 359.4 months
W.A. Age: 0.6 months
% OLTV over 80: 4.62%
% OLTV over 95: 0.00%
% OLTV over 100: 0.00%
% with PMI: 4.62%
% OLTV over 80 with Required PMI: 100.00%
W.A. MI Coverage: 25.36%
W.A. MI Adjusted COLTV: 77.38%
% Piggybacks: 40.39%
% Interest Only: 86.44%
% with Prepay Penalty: 39.94%
% with Buy Downs: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.61%
W.A. Roll Term: 40.0 months
W.A. Margin: 2.751%
W.A. Initial Cap (ARMs): 5.000%
W.A. Interim Cap (ARMs): 1.000%
W.A. Life Cap (ARMs): 5.822%
W.A. Ceiling (ARMs): 12.188%
W.A. Floor (ARMs): 2.753%

2. Cut-Off Balance

Cut-Off Balance                                   Percent
-----------------------------------------------------------
<= 50,000                                            0.54%
50,001 - 100,000                                     6.54
100,001 - 150,000                                   15.69
150,001 - 200,000                                   19.49
200,001 - 250,000                                   18.38
250,001 - 300,000                                   16.66
300,001 - 350,000                                   11.42
350,001 - 400,000                                    5.07
400,001 - 450,000                                    2.98
450,001 - 500,000                                    1.31
500,001 - 550,000                                    0.73
550,001 - 600,000                                    0.33
600,001 - 650,000                                    0.69
650,001 - 700,000                                    0.18
-----------------------------------------------------------
Total:                                             100.00%

Average: $186,105.73
Lowest: $18,000.00
Highest: $663,749.99

3. Original Balance

Original Balance                                  Percent
-----------------------------------------------------------
<= 50,000                                            0.54%
50,001 - 100,000                                     6.54
100,001 - 150,000                                   15.69
150,001 - 200,000                                   19.49
200,001 - 250,000                                   18.38
250,001 - 300,000                                   16.66
300,001 - 350,000                                   11.42
350,001 - 400,000                                    5.07
400,001 - 450,000                                    2.98
450,001 - 500,000                                    1.31
500,001 - 550,000                                    0.73
550,001 - 600,000                                    0.33
600,001 - 650,000                                    0.69
650,001 - 700,000                                    0.18
-----------------------------------------------------------
Total:                                             100.00%

Average: $186,135.90
Lowest: $18,000.00
Highest: $663,750.00

4. Coupon

Coupon                                            Percent
-----------------------------------------------------------
4.875                                                0.09%
5.000                                                0.04
5.125                                                0.59
5.250                                                0.54
5.375                                                1.18
5.500                                                1.95
5.625                                                3.15
5.750                                                5.73
5.875                                                8.53
6.000                                                7.14
6.125                                                6.30
6.250                                               10.62
6.375                                                9.32
6.500                                               12.13
6.625                                                6.36
6.750                                                8.40
6.875                                                7.19
7.000                                                3.31
7.125                                                2.47
7.250                                                1.81
7.375                                                0.99
7.500                                                0.85
7.625                                                0.10
7.750                                                0.48
7.875                                                0.42
8.000                                                0.06
8.250                                                0.09
8.375                                                0.11
8.625                                                0.05
-----------------------------------------------------------
Total:                                             100.00%

W.A.: 6.366
Lowest: 4.875
Highest: 8.625

5. Credit Score

Credit Score                                      Percent
-----------------------------------------------------------
800 - 849                                            1.12%
750 - 799                                           17.60
700 - 749                                           34.12
650 - 699                                           40.24
600 - 649                                            6.91
-----------------------------------------------------------
Total:                                             100.00%

W.A.: 708
Lowest: 620
Highest: 814

6. Product Type

Product Type                                      Percent
-----------------------------------------------------------
3/27 IO 6 MO LIBOR                                  70.39%
5/25 IO 6 MO LIBOR                                  15.22
3/27 6 MO LIBOR                                     11.80
5/25 6 MO LIBOR                                      1.63
7/23 IO 6 MO LIBOR                                   0.54
10/20 IO 6 MO LIBOR                                  0.29
10/20 6 MO LIBOR                                     0.07
7/23 6 MO LIBOR                                      0.06
-----------------------------------------------------------
Total:                                             100.00%

7. Index

Index                                             Percent
-----------------------------------------------------------
6 MO LIBOR                                         100.00%
-----------------------------------------------------------
Total:                                             100.00%

8. Lien Position

Lien Position                                     Percent
-----------------------------------------------------------
1                                                  100.00%
-----------------------------------------------------------
Total:                                             100.00%

9. Loan Purpose

Loan Purpose                                      Percent
-----------------------------------------------------------
Purchase                                            64.13%
C/O Refi                                            19.39
R/T Refi                                            16.48
-----------------------------------------------------------
Total:                                             100.00%

10. Property Type

Property Type                                     Percent
-----------------------------------------------------------
SFR                                                 45.44%
PUD Detached                                        14.45
Condo - Low                                          9.94
2-Family                                             8.71
4-Family                                             7.06
PUD Attached                                         5.04
3-Family                                             4.64
SFR-Attached                                         2.32
Condo - High                                         1.26
Condo - Mid                                          0.83
Condo - Site                                         0.14
PUD                                                  0.13
Cooperative                                          0.05
-----------------------------------------------------------
Total:                                             100.00%

11. State

State                                             Percent
-----------------------------------------------------------
California                                          19.45%
Arizona                                              8.63
Florida                                              7.53
Illinois                                             6.11
Nevada                                               5.21
Other                                               53.06
-----------------------------------------------------------
Total:                                             100.00%

12. California

California                                        Percent
-----------------------------------------------------------
Northern                                            52.05%
Southern                                            47.95
-----------------------------------------------------------
Total:                                             100.00%

13. Zip Code

Zip Code                                          Percent
-----------------------------------------------------------
85242                                                0.61%
85029                                                0.54
89129                                                0.43
85006                                                0.40
22191                                                0.36
Other                                               97.67
-----------------------------------------------------------
Total:                                             100.00%

14. Occupancy Status

Occupancy Status                                  Percent
-----------------------------------------------------------
Investment                                          53.13%
Primary                                             43.97
Secondary                                            2.90
-----------------------------------------------------------
Total:                                             100.00%

15. Documentation

Documentation                                     Percent
-----------------------------------------------------------
Stated Income                                       68.34%
Full                                                21.37
Stated Income/Stated Asset                           4.19
No Doc                                               3.48
NID - No Income Disclosure                           1.47
NID/NED                                              0.68
NID/NAD                                              0.47
-----------------------------------------------------------
Total:                                             100.00%

16. Original LTV

Original LTV                                      Percent
-----------------------------------------------------------
20.01 - 25.00                                        0.11%
25.01 - 30.00                                        0.07
30.01 - 35.00                                        0.16
35.01 - 40.00                                        0.10
40.01 - 45.00                                        0.21
45.01 - 50.00                                        0.18
50.01 - 55.00                                        0.37
55.01 - 60.00                                        0.90
60.01 - 65.00                                        1.40
65.01 - 70.00                                        4.30
70.01 - 75.00                                        7.18
75.01 - 80.00                                       80.41
80.01 - 85.00                                        0.64
85.01 - 90.00                                        2.52
90.01 - 95.00                                        1.46
-----------------------------------------------------------
Total:                                             100.00%

W.A.: 78.46%
Lowest: 22.40%
Highest: 95.00%

17. Cut-Off LTV

Cut-Off LTV                                       Percent
-----------------------------------------------------------
20.01 - 25.00                                        0.11%
25.01 - 30.00                                        0.07
30.01 - 35.00                                        0.16
35.01 - 40.00                                        0.10
40.01 - 45.00                                        0.21
45.01 - 50.00                                        0.18
50.01 - 55.00                                        0.37
55.01 - 60.00                                        0.90
60.01 - 65.00                                        1.40
65.01 - 70.00                                        4.30
70.01 - 75.00                                        7.33
75.01 - 80.00                                       80.26
80.01 - 85.00                                        0.64
85.01 - 90.00                                        2.52
90.01 - 95.00                                        1.46
-----------------------------------------------------------
Total:                                             100.00%

W.A.: 78.45%
Lowest: 22.40%
Highest: 95.00%

18. MI Provider

MI Provider                                       Percent
-----------------------------------------------------------
MGIC                                                 0.10%
NONE                                                95.38
PMIC                                                 2.59
RGIC                                                 1.81
UGRIC                                                0.13
-----------------------------------------------------------
Total:                                             100.00%

19. Appraisal Method

Appraisal Method                                  Percent
-----------------------------------------------------------
1025(2-4unit) 2unit                                  0.25%
1025(2-4unit): 2w/216                                7.37
1025(2-4unit): 3w/216                                3.37
1025(2-4unit): 4unit                                 0.08
1025(2-4unit): 4w/216                                5.60
1073 (condo)                                         5.15
1073-condo w/216&1007                                4.52
1075 (coop)                                          0.05
F1004 w/ 216 & 1007                                 35.37
F1004 Full                                          37.98
F2055-exterior                                       0.05
F2055-interior                                       0.07
F704-Drive by                                        0.14
-----------------------------------------------------------
Total:                                             100.00%

20. Debt-to-Income

Debt-to-Income                                    Percent
-----------------------------------------------------------
<= 0.00                                              6.10%
0.01 - 5.00                                          0.32
5.01 - 10.00                                         0.33
10.01 - 15.00                                        1.58
15.01 - 20.00                                        2.87
20.01 - 25.00                                        6.65
25.01 - 30.00                                       11.87
30.01 - 35.00                                       22.45
35.01 - 40.00                                       34.55
40.01 - 45.00                                       10.77
45.01 - 50.00                                        2.48
75.01 - 80.00                                        0.04
-----------------------------------------------------------
Total:                                             100.00%

W.A.: 33.71%
Lowest: 0.00%
Highest: 75.82%

21. Delinquency*

Delinquency*                                      Percent
-----------------------------------------------------------
0-29 days                                          100.00%
-----------------------------------------------------------
Total:                                             100.00%

* OTS method

22. Original Term

Original Term                                     Percent
-----------------------------------------------------------
360                                                100.00%
-----------------------------------------------------------
Total:                                             100.00%

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

23. Scheduled Remaining Term

Scheduled Remaining Term                          Percent
-----------------------------------------------------------
349 - 354                                            0.32%
355 - 360                                           99.68
-----------------------------------------------------------
Total:                                             100.00%

W.A.: 359.4 months
Lowest: 349 months
Highest: 360 months

24. Cutoff Loan Age

Cutoff Loan Age                                   Percent
-----------------------------------------------------------
0                                                   53.11%
1 - 6                                               46.75
7 - 12                                               0.14
-----------------------------------------------------------
Total:                                             100.00%

W.A.: 0.6 months
Lowest: 0 months
Highest: 11 months

25. Prepay Term

Prepay Term                                       Percent
-----------------------------------------------------------
 0                                                  60.06%
12                                                   0.39
24                                                   0.13
30                                                   0.11
36                                                  39.31
-----------------------------------------------------------
Total:                                             100.00%

W.A.: 14.3 months
Lowest: 0 months
Highest: 36 months

26. Gross Margin

Gross Margin                                      Percent
-----------------------------------------------------------
2.250                                                0.16%
2.750                                               99.68
3.000                                                0.07
3.125                                                0.03
5.000                                                0.06
-----------------------------------------------------------
Total:                                             100.00%

W.A.: 2.751%
Lowest: 2.250%
Highest: 5.000%

27. Initial Cap (ARMs)

Initial Cap (ARMs)                                Percent
-----------------------------------------------------------
5.000                                              100.00%
-----------------------------------------------------------
Total:                                             100.00%

W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%

28. Periodic Cap (ARMs)

Periodic Cap (ARMs)                               Percent
-----------------------------------------------------------
1.000                                              100.00%
-----------------------------------------------------------
Total:                                             100.00%

W.A.: 1.000%
Lowest: 1.000%
Highest: 1.000%

29. Maximum Rate (ARMs)

Maximum Rate (ARMs)                               Percent
-----------------------------------------------------------
10.001 - 11.000                                      2.80%
11.001 - 12.000                                     39.36
12.001 - 13.000                                     52.19
13.001 - 14.000                                      5.49
14.001 - 15.000                                      0.15
-----------------------------------------------------------
Total:                                             100.00%

W.A.: 12.188%
Lowest: 10.500%
Highest: 14.375%

30. Minimum Rate (ARMs)

Minimum Rate (ARMs)                               Percent
-----------------------------------------------------------
2.250                                                0.24%
2.750                                               99.18
2.875                                                0.29
3.000                                                0.10
3.125                                                0.03
3.625                                                0.05
5.000                                                0.06
5.625                                                0.05
-----------------------------------------------------------
Total:                                             100.00%

W.A.: 2.753%
Lowest: 2.250%
Highest: 5.625%

31. Term to Roll (ARMs)

Term to Roll (ARMs)                               Percent
-----------------------------------------------------------
25 - 30                                              0.17%
31 - 36                                             82.02
49 - 54                                              0.15
55 - 60                                             16.69
79 - 84                                              0.60
115 - 120                                            0.36
-----------------------------------------------------------
Total:                                             100.00%

W.A.: 40.0 months
Lowest: 25 months
Highest: 120 months

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.